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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported) April 1, 2004

                                 WRC MEDIA INC.
             (Exact name of registrant as specified in its chapter)

          Delaware                      333-96119                 13-4066536
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation                File Number)           Identification No.)

      512 Seventh Avenue, 22nd Floor, New York, NY                  10018
        (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (212) 768-1150

                                 Not Applicable
          (Former name or former address, if changed since last report)


Item 5. Other Events and Regulation FD Disclosure.
On March 31, 2004, WRC Media Inc. announced that it had successfully closed a $145 million senior second-lien credit facility, and significantly amended the credit agreement of its existing senior credit facility which is set forth in the press release in an Exhibit hereto.
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Exhibit No.         Exhibit
-----------         -------

  99.1              Press release issued by WRC Media Inc. on March 31, 2004



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    WRC MEDIA INC.
                                                     (Registrant)

Date: April 1, 2004                  By: / s /  Richard Nota
                                        -----------------------
                                         Name:  Richard Nota
                                         Title: Senior Vice President, Finance